Long-Term Payables	6 Months Ended
Jun. 30, 2025
Long-Term Loans [Abstract]
LONG-TERM PAYABLES

9. LONG-TERM PAYABLES

	As of
	June 30, 2025	December 31, 2024
Payables for purchasing mining equipment
Opening balance	101,301	102,435
Repayment	-	(1,134)
Closing balance	101,301	101,301

The balance of long-term payables represented the amount due to a supplier for purchasing mining equipment. Pursuant to the agreement entered between the parties, the purchase price is unsecured, however, any outstanding balance after the delivery of the equipment will be subjected to interest rate of 6% per annum until the date of settlement of the outstanding balance. In July 2025, the Company and the supplier entered into a supplemental agreement to extend the maturity date of the outstanding balance to June 2028.